Exhibit 99.1
Kratos to Acquire Israel-Based Orbit Technologies Ltd for $356.3 Million
SAN DIEGO, Nov. 04, 2025 -- Kratos Defense & Security Solutions, Inc., a technology company in defense, national security, and global markets, announced today that it has signed a definitive agreement to acquire 100 percent of the ordinary shares of Orbit Technologies Ltd (ORBI.TA) for $356.3 million, which is expected to be funded via cash on Kratos’ balance sheet.
Orbit is a leading global provider of mission-critical satellite-based communication systems for mobile and unmanned aerial, seaborne, undersea and land systems, military vehicles and other systems. Orbit provides its hardware, products and systems to major air forces, traditional prime contractors and emerging new defense and space companies. Orbit’s customers are worldwide, including Israel, the United States, Europe and the Pacific region. Once the acquisition is consummated, Orbit will report through Kratos’ Microwave Electronics Division (KMED), which is headquartered in Jerusalem, Israel. The acquisition of Orbit is expected to be immediately accretive across virtually every financial metric for Kratos.
Yonah Adelman, President of Kratos Microwave Electronics, said, “We are truly excited about the combining of Orbit with Kratos, both leading technology companies in the microwave, communications and other military and national security related areas. KMED has been methodically focused on growing its presence in the rapidly expanding global unmanned systems and satellite-based communications market areas, and we believe that Kratos and Orbit is a 1 + 1 = 3 or more situation for our customers, partners, employees and stakeholders. We have already identified areas where Kratos’ microwave technology combined with Orbit’s communications technology, could bring differentiating, leading capabilities to the market. We are excited to welcome Orbit to Kratos.”
Eric DeMarco, President and CEO of Kratos, said, “Orbit checks every box in a Kratos acquisition, including outstanding leadership and culture, mission-committed employees and leading technology, with real, battle-proven hardware, products and systems that are in Kratos’ sweet spot. Additionally, major customers of Orbit are also existing customers of Kratos, including in Israel, the United States, Europe, India and elsewhere, adding to our conviction in this transaction’s projected success for all parties involved, including Kratos shareholders. The combination of Kratos’ microwave technology and Orbit’s communications technology is expected to provide new growth opportunities that are not currently available to either company on a stand-alone basis. There is a global recapitalization of weapon systems underway, and Orbit significantly advances Kratos’ position to take advantage of this. Importantly, this was a negotiated transaction between Kratos and Orbit, which significantly reduced disruption to both companies’ operations and the commitment to our National Security focused mission.”
Daniel Eshchar, CEO of Orbit Communication Systems, said, “I am honored by the opportunity to join a leading global defense company. This milestone marks a significant step for Orbit, enabling us to expand our business operations and strengthen our presence in the U.S. defense market.”
Orbit’s headquarters are located in Israel. The acquisition is expected to close by the end of March 2026, assuming completion of normal and customary closing conditions, including as specifically related to an acquisition of an Israel-based national security company by a non-Israel based company. Kratos will not include the future financial forecast of Orbit in Kratos’ financial forecasts and financial guidance until after the acquisition is consummated.
Stifel is serving as exclusive financial advisor to Orbit.
About Kratos Defense & Security Solutions, Inc.
Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) is a technology, products, system and software company addressing the defense, national security, and commercial markets. Kratos makes true internally funded research, development, capital and other investments, to rapidly develop, produce and field solutions that address our customers’ mission critical needs and requirements. At Kratos, affordability is a technology, and we seek to utilize proven, leading-edge approaches and technology, not unproven bleeding edge approaches or technology, with Kratos’ approach designed to reduce cost, schedule and risk, enabling us to be first to market with cost effective solutions. We believe that Kratos is known as an innovative disruptive change agent in the industry, a company that is an expert in designing products and systems up front for successful rapid, large quantity, low-cost future manufacturing which is a value-add competitive differentiator for our large traditional prime system integrator partners and also to our government and commercial customers. Kratos intends to pursue program and contract opportunities as the prime or lead contractor when we believe that our probability of win (PWin) is high and any investment required by Kratos is within our capital resource comfort level. We intend to partner and team with a large, traditional system integrator when our assessment of PWin is greater or required investment is beyond Kratos’ comfort level. Kratos’ primary business areas include virtualized ground systems for satellites and space vehicles including software for command & control (C2) and telemetry, tracking and control (TT&C), jet powered unmanned aerial drone systems, hypersonic vehicles and rocket systems, propulsion systems for drones, missiles, loitering munitions, supersonic systems, space craft and launch systems, C5ISR and microwave electronic products for missile, radar, missile defense, space, satellite, counter UAS, directed energy, communication and other systems, and virtual & augmented reality training systems for the warfighter. For more information, visit www.KratosDefense.com.
Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including, without limitation, express or implied statements concerning the Company’s expectations regarding its future financial performance, including the Company’s

Exhibit 99.1
expectations regarding the timing of consummation of the Orbit acquisition, the impact of the Orbit acquisition for Kratos and its stockholders and other stakeholders, the Company’s expectation that the Orbit acquisition will be immediately accretive across virtually every financial metric for Kratos, and the projected success of the Orbit acquisition. Such statements are only predictions, and the Company’s actual results may differ materially from the results expressed or implied by these statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Although Kratos believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 29, 2024, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.
Press Contact:
Claire Cantrell claire.cantrell@kratosdefense.com
Investor Information:
877-934-4687
investor@kratosdefense.com